EXHIBIT 99.2

Earnings Presentation October 2025 Great Southern Bancorp. Inc (NASDAQ: GSBC) Third Quarter Ended September 30, 2025

Forward - Looking Statements When used in this presentation and in other documents filed or furnished by the Company with or to the Securities and Exchange Commission (the “SEC”), in the Company's other press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “might,” “could,” “should,” "will likely result," "are expected to," "will continue," "is anticipated," “believe,” "estimate," "project," "intends" or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of the Company. The Company’s ability to predict results or the actual effects of future plans or strategies is inherently uncertain, and the Company’s actual results could differ materially from those contained in the forward - looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in the Company's market areas; (iii) the effects of any new or continuing public health issues on general economic and financial market conditions; (iv) fluctuations in interest rates, the effects of inflation or a potential recession, whether caused by Federal Reserve actions or otherwise; (v) the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; (vi) slower or negative economic growth caused by tariffs, changes in energy prices, supply chain disruptions or other factors; (vii) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write - offs and changes in estimates of the adequacy of the allowance for credit losses; (viii) the possibility of realized or unrealized losses on securities held in the Company's investment portfolio; (ix) the Company's ability to access cost - effective funding and maintain sufficient liquidity; (x) fluctuations in real estate values and both residential and commercial real estate market conditions; (xi) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xii) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber - attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xiii) legislative or regulatory changes that adversely affect the Company's business; (xiv) changes in accounting policies and practices or accounting standards; (xv) results of examinations of the Company and Great Southern Bank by their regulators, including the possibility that the regulators may, among other things, require the Company to limit its business activities, change its business mix, increase its allowance for credit losses, write - down assets or increase its capital levels, or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; (xvi) costs and effects of litigation, including settlements and judgments; (xvii) competition; and (xviii) natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which the Company operates. The Company wishes to advise readers that the factors listed above and other risks described in the Company’s most recent Annual Report on Form 10 - K, including, without limitation, those described under “Item 1A. Risk Factors,” subsequent Quarterly Reports on Form 10 - Q and other documents filed or furnished from time to time by the Company with the SEC (which are available on our website at www.greatsouthernbank.com and the SEC’s website at www.sec.gov), could affect the Company's financial performance and cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Great Southern Bancorp. Inc | 2

Executive Management Team Joseph W. Turner joined Great Southern in 1991 and became an officer of Bancorp in 1995. He was appointed to the Board of Directors of Bancorp and Great Southern in 1997 and has served as President and Chief Executive Officer since 2000. In this role, he has led the company’s strategic vision, financial growth, and operational execution, positioning Great Southern as a strong and competitive institution. Before joining Great Southern, Mr. Turner practiced law with Stinson LLP in Kansas City, Missouri, where he specialized in financial and corporate matters. His deep understanding of regulatory compliance, risk management, and corporate governance has been instrumental in guiding the bank’s financial strategy. Mr. Turner is the son of William V. Turner, Chairman of the Board, and the brother of Julie Turner Brown, a fellow director. He also serves on the board of CoxHealth, contributing expertise in financial oversight. His decades of leadership have driven Great Southern’s success, ensuring stability, disciplined management, and long - term value for shareholders. Joseph W. Turner President & Chief Executive Officer Rex A. Copeland Senior Vice President & Chief Financial Officer Rex A. Copeland has served as Senior Vice President, Chief Financial Officer, and Treasurer of Great Southern Bancorp, Inc. and Great Southern Bank since 2000. He oversees all financial functions of the company, including financial reporting, strategic planning, risk management, and capital allocation. With decades of experience in corporate finance, he has played a pivotal role in shaping financial policies, ensuring regulatory compliance, and optimizing efficiency. Before joining Great Southern, Mr. Copeland held financial leadership positions at Bank One Corporation, where he contributed to internal audit, financial strategy and corporate accounting. He began his career as an auditor with Forvis Mazars, LLP (formerly BKD, LLP), developing a strong foundation in financial reporting, internal controls, and audit procedures. Previously practicing as a Certified Public Accountant, he has expertise in financial management, corporate governance, and regulatory affairs. Mr. Copeland’s leadership has been instrumental in Great Southern’s stability and long - term growth. His financial expertise supports disciplined fiscal management and shareholder value. He remains active in industry organizations, offering insights on financial best practices and corporate strategy. Great Southern Bancorp. Inc | 3

Financial Performance Great Southern Bancorp. Inc (NASDAQ: GSBC) Quarter ended September 30, 2025

Highlights & Developments Great Southern Bancorp. Inc | 5 Earnings Growth : 3 Q 25 net income increased to $ 17 . 8 million ( $ 1 . 56 per diluted share) from $ 16 . 5 million ( $ 1 . 41 per diluted share) in 3 Q 24 , driven by strong growth in net interest income and lower provisions for credit losses . Net Interest Income & Margin : Net interest income rose $2.8 million, or 5.8% year - over - year, to $50.8 million, with an annualized net interest margin of 3.72%, up from 3.42% in 3Q24. Asset Quality: Non - performing assets were $7.8 million (0.14% of total assets), a $1.8 million decrease from December 31, 2024. The decline reflects the Company’s continued commitment to prudent risk management and sound underwriting practices. Capital Strength: Stockholders' equity increased by $33.4 million to $632.9 million, compared to December 31, 2024. The increase reflects a tangible common equity to tangible assets ratio of 10.9% and sustained resilience in regulatory capital levels. Loan Portfolio Trends: Gross loans declined $ 223 . 7 million, or 4 . 7% , to $ 4 . 54 billion from $ 4 . 76 billion at December 31 , 2024 , primarily due to reductions in construction, commercial real estate, one - to four - family residential, and other residential (multi - family) loans . 3Q24 2Q25 3Q25 ($000S EXCEPT PER SHARE DATA) INCOME STATEMENT $47,975 $50,963 $50,773 Net Interest Income $16,490 $19,786 $17,752 Net Income $1.41 $1.72 $1.56 Earnings per Diluted Common Share 4Q24 3Q25 ($000S) BALANCE SHEET $599,568 $632,926 Total Stockholders’ Equity $4,761,848 $4,538,114 Loans Receivable, Gross $4,605,549 $4,528,033 Total Deposits 3Q24 2Q25 3Q25 ASSET QUALITY RATIOS 1.36% 1.41% 1.43% Allowance for Credit Losses to Period - End Loans 0.13% 0.14% 0.14% Non - Performing Assets to Period - End Assets 0.13% (0.01)% 0.01% Annualized Net Charge - Offs (recoveries) to Average Loans

$47,975 $50,963 $50,773 3.42% 3.68% 3.72% 3Q24 2Q25 3Q25 Income Statement Net Income Growth: GSBC reported net income of $17.8 million in 3Q25, a 7.7% increase from $16.5 million in 3Q24. Earnings Per Share: Earnings per diluted common share rose to $1.56 in 3Q25 from $1.41 in 3Q24, marking a 10.6% increase. Interest Expense Contraction: Total interest expense declined to $28.3 million in 3Q25, a reduction of $7.5 million from 3Q24, primarily due to lower costs on deposit accounts and other borrowings. Net Interest Income: There was a 5.8% increase in net interest income, reaching $50.8 million in 3Q25, compared to $48.0 million in 3Q24. Net Interest Margin: Net interest margin improved by 30 basis points, standing at 3.72% in 3Q25, compared to 3.42% in 3Q24. Net Interest Margin & Net Interest Income Dollars In Thousands Net Interest Margin Net Interest Income Great Southern Bancorp. Inc | 6

$360 $411 $566 $1,307 $1,266 $1,367 $3,467 $3,444 $3,290 $1,076 $893 $916 $340 $742 $77 $1,886 $736 $189 ($37) 3Q24 ($28) 2Q25 ($2) 3Q25 Non - Interest Income Dollars In Thousands Other income Loss on derivative interest rate products Late charges and fees on loans Net gains on loan sales POS and ATM fee income and service charges Overdraft and Insufficient funds fees Commissions Non - Interest Income Total Non - Interest Income: $7.1 million, a 1.0% increase from $7.0 million in 3Q24. POS and ATM fee income and service charges: $3.3 million, down 5.1% from $3.5 million in 3Q24. Overdraft and insufficient funds fees: $1.4 million, a 4.6% increase from $1.3 million in 3Q24. Late charges and fees on loans: $189,000, a 145.5% increase compared to $77,000 in 3Q24, driven by increased payoff volume. Other Non - Interest Income: $736,000, a 0.8% decrease from $742,000 in 3Q24. Net gains on loan sales: $916,000, down 14.9% from $1.1 million in 3Q24. Loss on derivative interest rate products: Negative $2,000, compared to negative $37,000 in 3Q24. Great Southern Bancorp. Inc | 7

All Other Non - Interest Expense Non - Interest Expense Total Non - Interest Expense: $36.1 million, a $2.4 million increase from $33.7 million in 3Q24. Net Occupancy and Equipment Expense: Net occupancy expenses increased to $8.9 million, a $735,000 increase year - over - year. This increase was driven by various components of computer license and support expenses, which collectively increased by $637,000 in 3Q25 compared to 3Q24. Legal, Audit, and Other Professional Fees: Increased by $439,000 to $1.2 million, compared to $809,000 in 3Q24. Salaries and Employee Benefits : Increased by $ 636 , 000 to $ 20 . 2 million, compared to $ 19 . 5 million in 3 Q 24 . The slight increase was related to annual merit increases in various lending and operations areas . $19,548 $20,005 $20,184 $14,169 $15,000 $15,932 3Q24 2Q25 Salaries & Employee Benefits 3Q25 Non - Interest Expense Dollars In Thousands Great Southern Bancorp. Inc | 8

$4,606 $4,684 $4,528 4Q24 2Q25 3Q25 $2,214.7 $2,233.2 $2,269.0 $842.9 $859.9 $855.4 $775.8 $757.7 $723.7 $772.1 $833.3 $680.0 $2,500 $2,000 $1,500 $1,000 $500 $0 4Q24 3Q25 Interest - bearing 2Q25 Non - Interest - bearing Time Brokered Great Southern Bancorp. Inc | 9 Deposits Interest - Bearing Deposits: Increased by $54.3 million, or 2.4%, compared to 4Q24, primarily driven by an increase in certain money market accounts. Non - Interest - Bearing Deposits: Increased by $12.4 million, or 1.5%, compared to the 4Q24. Time Deposits: Decreased by $52.1 million, or 6.7%, compared to 4Q24. Brokered Deposits: Decreased by $92.1 million, or 11.9%, across various sources relative to 4Q24. Deposit Breakdown Dollars In Millions Total Deposits Dollars In Millions

Capital Stockholders’ Equity at September 30, 2025: $632.9 million, or 11.0% of total assets, up from $599.6 million (10.0% of total assets) at December 31, 2024. Key Drivers of Stockholders' Equity Growth: ● $54.7 million in net income. ● $4.2 million in stock option exercises. ● $14.0 million in cash dividends declared. ● $30.0 million in common stock repurchases. ● $18.5 million increase in stockholders’ equity from reduced AOCI Loss during the first nine months of 2025. *Preliminary June 30, 2025 Dec. 31, 2024 Sep. 30, 2025* Consolidated Regulatory Capital Ratios 11.5% 11.4% 11.9% Tier 1 Leverage Ratio 13.0% 12.3% 13.3% Common Equity Tier 1 Capital Ratio 13.5% 12.8% 13.8% Tier 1 Capital Ratio 14.7% 15.4% 15.1% Total Capital Ratio 10.5% 9.9% 10.9% Tangible Common Equity Ratio $599.6 10.0% $622.4 10.6% $632.9 11.0% 4Q24 2Q25 3Q25 Stockholders’ Equity Dollars In Millions Percentage of Total Assets Total Stockholders’ Equity Great Southern Bancorp. Inc | 10

Consumer* $167,318 4% Single Family Real Estate $815,971 18% Multi - family Real Estate $1,577,941 34% Commercial Real Estate $1,487,680 32% Commercial Business $195,082 4% Consumer* $171,519 4% Single Family Real Estate $802,384 17% Multi - family Real Estate $1,485,546 33% Commercial Real Estate $1,530,990 34% Const & Land Dev $322,969 7% Commercial Business $230,299 5% Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $123,359 9 - 30 - 25 $4,543,707 *Includes Home Equity Loans of $117,650 6 - 30 - 25 $4,610,559 Const & Land Dev $366,567 8% Great Southern Bancorp. Inc | 11

Kansas City $200,178 4% St. Louis $757,898 17% Springfield $402,209 9% $379,519 8% Oklahoma $107,713 2% Denver $146,660 3% Colorado - Other $108,695 2% Chicago $160,137 4% Georgia $131,020 3% Dallas $213,183 5% Texas - Other $346,326 8% Phoenix $141,203 3% Florida $146,540 3% Midwest Region $260,200 6% Other Region $123,099 3% Loan Growth by Region Gross Loans [in thousands] Southern Region $343,058 8% Minnesota $324,601 7% 9 - 30 - 25 $4,543,707 6 - 30 - 25 $4,610,559 Kansas City $203,534 4% St. Louis $791,838 16% Springfield $369,144 8% Minnesota $342,622 8% Denver $139,131 3% Colorado - Other $131,473 3% Georgia $131,287 3% Chicago $158,884 3% Dallas $220,073 5% Texas - Other $358,776 8% Phoenix $135,679 3% Florida $149,293 3% Midwest Region $255,285 6% Southern Region $372,672 9% Other Region $112,854 2% Missouri - Other $235,629 5% Iowa/Nebraska /South Dakota $372,469 8% Oklahoma $129,917 3% Missouri - Other $251,468 5% Iowa/Nebraska /South Dakota Great Southern Bancorp. Inc | 12

Asset Quality Metrics Non - Performing Assets (NPAs): Decreased to $7.8 million, representing 0.14% of total assets, down from $8.1 million (0.14% of total assets) in 2Q25. Allowance for Credit Losses (ACL): Remained stable at 1.43% of total loans, a slight increase from 1.41% in 2Q25. Net Charge - Offs: Net charge - offs totaled $66,000 for the quarter, representing 0.01% of average loans on an annualized basis, compared to net charge - offs of $1.5 million, or 0.13%, in 3Q24. Provision (Credit) for Credit Losses on Loans and Unfunded Commitments: Recorded a negative provision of $379,000, compared to a provision of $1.1 million in 3Q24, reflecting our disciplined approach to credit risk management. Net Charge - Offs (Recoveries) $1,500,000 $66,000 3Q24 ($111,000) 2Q25 3Q25 $9.6 $8.1 $7.8 0.16% 0.14% 0.14% 3Q25 Non - Performing Assets Dollars in Millions 4Q24 2Q25 Non - Performing Assets to Period - End Assets Non - Performing Assets Great Southern Bancorp. Inc | 13

Non - GAAP Reconciliation Great Southern Bancorp. Inc | 14 This document contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”), specifically, the ratio of tangible common equity to tangible assets. In calculating the ratio of tangible common equity to tangible assets, we subtract period - end intangible assets from common equity and from total assets. Management believes that the presentation of this measure excluding the impact of intangible assets provides useful supplemental information that is helpful in understanding our financial condition and results of operations, as it provides a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing a measure that excludes balances of intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that this is a standard financial measure used in the banking industry to evaluate performance. This non - GAAP financial measurement is supplemental and is not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non - GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non - GAAP Reconciliation Non - GAAP Reconciliation: Ratio of Tangible Common Equity to Tangible Assets Great Southern Bancorp. Inc | 15

Contact Us Great Southern Bancorp. Inc (NASDAQ: GSBC) Kincade Ayers (616) 233 - 0500 - GSBC@lambert.com Investor Relations